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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) June 9, 2005

                             BSD MEDICAL CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                    0-107837                   5-1590407
      (State or other            (Commission File Number)     (IRS Employer
jurisdiction of incorporation)                                Identification)

                              2188 West 2200 South
                           Salt Lake City, Utah 84119
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (801) 972-5555

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01     REGULATION FD DISCLOSURE.

BSD Medical Corporation issued a press release on June 9, 2005. A copy of the press release is hereby furnished as Exhibit 99.1 attached hereto.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)        Exhibits

99.1       Press Release of BSD Medical Corporation dated June 9, 2005

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:  June 9, 2005
                                               By:    /s/  Hyrum A. Mead
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                                                      President

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                                  EXHIBIT INDEX

Exhibit No.    Description
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99.1           Press Release of BSD Medical Corporation dated June 9, 2005